MERRILL LYNCH
INTERNATIONAL
EQUITY FUND





FUND LOGO





Annual Report

May 31, 1998



Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Clive D. Lang, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance


Bar Graph Depicting Total Return in US Dollars* of the Fund's Top
Ten Country Positions For the Three-Month Period Ended May 31, 1998

Japan                -12.3%
Australia            - 6.1%
United Kingdom       + 2.8%
Switzerland          + 6.4%
Canada               + 6.5%
Sweden               +14.0%
Netherlands          +14.4%
Germany              +17.9%
France               +21.9%
Italy                +22.3%

Source: Financial Times/S&P--Actuaries Index.

[FN]
*For the three-month period ended May 31, 1998, total investment return in US dollars for the Financial Times/S&P--Actuaries World (Ex-US) Index was +2.92%.



Merrill Lynch International Equity Fund, May 31, 1998



DEAR SHAREHOLDER


It has been a volatile and eventful year in the international equity markets, given the broad contrast between strong returns in North America and Europe and weak performance in Asia/Pacific Basin and Latin America. By reducing global inflationary pressures, economic weakness in Asia has boosted equity returns in North America and Europe, although there were signs that the sustainability of earnings growth was becoming a bigger focus, particularly in North America, as the fiscal year drew to a close.

The crisis in Asia that started in the summer of 1997, initially affecting the currencies of Thailand, Malaysia and the Philippines, spread dramatically as the year progressed to engulf virtually all Pacific Basin markets. In July 1997, pressures on the Thai baht caused authorities to abandon the pegged exchange rate mechanism and devalue their currency. This heralded the eventual collapse of asset prices throughout the region. High levels of private sector indebtedness, mounting current account deficits, overexpansion of the banking sectors, and asset price inflation were the prime sources of concern. During the year ended May 31, 1998, the unmanaged International Finance Corporation's (IFC) Investables Composite Index returned -28%, led by the collapse in Asian markets that returned--58.9%.

For the year, the turmoil in Asia generally undermined confidence in the emerging markets universe. Latin American growth prospects were revised downward in light of pressure to tighten fiscal and monetary policies as well as weak export prices and demand. South Africa rallied early in 1998 as reduced inflationary pressures appeared to pave the way for monetary easing.

For the quarter ended May 31, 1998, emerging equity markets remained generally weak. The recovery in Asian markets in the early part of 1998 proved unsustainable in light of renewed concerns about the Japanese economy and yen weakness, and with little prospect of corporate earnings growth in the near term. Latin American markets also displayed some weakness, as the full negative impact of declining international commodity prices became evident. In May, a deteriorating fiscal position and political uncertainty caused the Russian equity market to fall 39.9%, according to the IFC Investables Composite Index.

In Japan, the yen has been under considerable pressure. It opened the year at a level of YEN 126 relative to the US dollar, and during June and July 1997 strengthened by some 10%. However, by the middle of the third calendar quarter of 1997, with the Nikkei 225 Index at a level just over 20,000, Japan began to feel the impact of events elsewhere in the region. This, coupled with forecasts of lower growth and a deepening sense that the Japanese economy was extremely weak, caused the yen to slide against the dollar, and the equity market followed. By January 1998, the Japanese equity market had shed some 25%, and the yen had dropped to a level of YEN 133 relative to the dollar. The bounce in Asian markets that occurred in February offered some respite to the yen (which recovered to around YEN 123), and the Japanese equity market climbed back from 14,600 to around 17,000. This level held until April 1998, when the government revealed the details of its 16 trillion yen economic recovery package. Since then, the stock market has been in a steady state of decline, reaching the 15,500 level by the end of May. Over this latter period, the yen has fallen continuously against the dollar to a level of YEN 137 by May 31, 1998.

European developed markets also had a volatile year, as many of the leading economies prepared for economic and monetary union and the launch of the new currency, the euro, in 1999. There was a great deal of political effort to create economic convergence across the 11 or so countries that targeted early membership of the European Monetary Union (EMU). This, together with firm projected earnings growth, produced a wide range of investment opportunities. The region has produced the strongest equity market returns over the year, increasing 48.1% in US dollar terms as measured by the unmanaged Morgan Stanley Capital International (MSCI) Europe Index. The pattern of returns to US investors has nevertheless been significantly influenced by the Deutschemark exchange rate. During the three months prior to August 1997, strength in the European markets was offset by dollar appreciation against the Deutschemark. By contrast, in the following quarter, the European equity markets were relatively weak, but the reversal of the dollar's appreciation resulted in positive returns for US investors. Of the European markets, Spain and Italy benefited most from the euro convergence plays, returning +59.8% and +86.9%, respectively, over the 12-month period as measured by the MSCI Europe Index. In the final quarter of the fiscal year, leadership within Europe shifted from the periphery to some of the core markets, notably France, which showed surprisingly robust economic growth relative to Germany, and Belgium, which benefited from merger and acquisition activity with companies positioning themselves for EMU.

Fiscal Year in Review
Merrill Lynch International Equity Fund's unmanaged Composite Index fell by 9.8%* during the fiscal year ended May 31, 1998. The Fund's total returns for Class A, Class B, Class C and Class D Shares for the fiscal year ended May 31, 1998 were -6.02%, -7.01%, -6.96% and -6.18%, respectively. Over the year, the Fund's underweighting in the emerging markets, relative to the Fund's benchmark, particularly in the Asia-Pacific region, was beneficial to performance. Also, our overweighting in Australia contributed positively during the year, despite its negative impact during the three months ended November 30, 1997. Negative factors included our underweighting in Continental European equities for much of the year; however, we adjusted our exposure there as the year progressed. Our relatively high cash holding also contributed adversely to the Fund's overall performance.

Throughout the fiscal year, the effective cash position in Merrill Lynch International Equity Fund was held almost constant at around 10% of net assets, with the brief exception during the three months ended November 30, 1997 when the Fund's cash level increased to 14%. Japanese equities represented the Fund's major regional exposure at the beginning of the year, opening the period at 33% of net assets of the Fund. This was progressively reduced to a more neutral weight over the first six months of the fiscal year, as Japanese equities accounted for 25% of the Fund's net assets. However, during the three months ended May 31, 1998, this level was decreased markedly to 15% of net assets as the economic and financial prospects for Japan worsened.


[FN]
*The Composite Index is comprised of the following unmanaged indexes and customized weightings: FT/S&P Actuaries Europe (Ex-UK), 28.7%; FT/S&P Actuaries Japan, 27.5%; FT/S&P Actuaries United Kingdom, 12.0%; FT/S&P Actuaries Pacific (Ex-Japan), 9.4%; FT/S&P Actuaries Canada, 3.7%; FT/S&P Actuaries South Africa, 1.7%; IFC Investables Asia, 8.0%; IFC Investables Latin America, 6.0%; and IFC Investables Europe/Middle East, 3.0%.



Across Continental European markets (excluding the United Kingdom), the Fund began the fiscal year significantly underweighted, with only 16% of its net assets invested. Throughout the year, this weight was progressively increased, notably by gaining exposure to the peripheral EMU markets such as Italy and Spain, which performed very well. After three fiscal quarters, the exposure had effectively reached benchmark weight. In the final three months of the fiscal year, the exposure to Continental Europe was increased markedly to just over 50% of the Fund's net assets and at May 31, 1998 represents the major investment position in the portfolio. Similarly, our position in the United Kingdom started the year underweighted, and we have progressively increased its representation in the Fund. By the end of the fiscal year, the United Kingdom had a 4% overweighting. In a number of countries (for example, Austria, Greece, Turkey and Switzerland), we have, from time to time, achieved our targeted market exposure through the use of index tracking instruments, known as OPALS. These instruments are exchange quoted (in Luxembourg) and provide the owner with the equivalent investment exposure to that of the specific MSCI country index. These instruments provide an efficient and cost effective means of gaining market exposure for asset allocation purposes. As a consequence, holdings in these instruments tend to be among the Fund's largest investment holdings.

With only a few exceptions, we reduced the Fund's exposure to emerging markets globally throughout the fiscal year. The principal exceptions were South Africa and, very recently, emerging Europe. We steadily reduced the Fund's positions in Asian emerging markets during the year. By fiscal year-end, the Fund's exposure to the Pacific Basin (excluding Japan) was only 5.0% of net assets. Additionally, the Latin American positions that were held earlier in the period were cut back as the contagion spread from the Asian markets.

During the May quarter, in addition to the key economic and market events noted previously, the Fund has been slightly restructured to emphasize asset allocation decisions. In particular, the progressive reduction of the exposure to Japan and the emerging markets and the move into the European markets have given rise to a significant level of turnover in the Fund. Notwithstanding the number of transactions undertaken, these were executed in the market in such a way as to seek to ensure the minimum adverse impact from the trading activity itself. We do not expect turnover of this significance to recur often, as the key positions in the Fund are more likely to evolve slowly. However, from time to time, events and market conditions necessitate more radical investment decisions. Our evaluation of the events of the past few months has resulted in the structural changes to the Fund as we have described.


In Conclusion
International equity markets have offered a wide range of investment opportunities during the fiscal year ended May 31, 1998 with western developed markets providing sound positive returns. By contrast, all emerging markets (excluding those in Europe) and the developed markets in Asia generated negative returns. Throughout the majority of the fiscal year, we maintained a relatively defensive investment stance, not taking significant positions relative to the Fund's benchmark. More recently, we have again started to take some significant positions, primarily in the developed European markets, as this area appears to have the most promise for the coming months.



Merrill Lynch International Equity Fund, May 31, 1998



We remain cautious toward the emerging markets for the near term because of low liquidity, downward revisions to earnings growth estimates and increased supply, as Asia recapitalizes and Latin America and Eastern Europe accelerate their privatization programs. We will need to see clear evidence in Asia of political will to implement reform plans and signs of economic stability before we reinvest in any significant manner. It is likely that the Latin American markets will provide opportunities before any of the Asian markets. However, the current weakness in commodity prices and economic difficulties in Russia may have some intermediate-term adverse effects on the Brazilian and South African stock markets.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Clive D. Lang)
Clive D. Lang
Senior Vice President and
Portfolio Manager



July 15, 1998


We are pleased to announce that effective April 20, 1998, Clive D. Lang became responsible for the day-to-day management of Merrill Lynch International Equity Fund. Mr. Lang joined Merrill Lynch Asset Management U.K., Ltd., an affiliate of the Investment Adviser as Senior Quantitative Analyst in 1997. Prior to that, he was employed at Panagora Asset Management Limited as chief investment officer from 1995 to 1997 and as senior investment officer from 1990 to 1995.




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return

                                     % Return Without % Return With
                                        Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/98                         +2.47%         -2.91%
Inception (10/21/94) through 3/31/98       +3.81          +2.20

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                         +1.53%         -1.92%
Inception (7/30/93) through 3/31/98        +5.39          +5.39

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                         +1.42%         +0.56%
Inception (10/21/94) through 3/31/98       +2.77          +2.77

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                        Sales Charge   Sales Charge**

Class D Shares*

Year Ended 3/31/98                         +2.29%         -3.08%
Inception (7/30/93) through 3/31/98        +6.21          +4.99

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Composite Index and the Financial Times/S&P-- Actuaries World (Ex-US) Index. Beginning and ending values are:


                                     10/21/94**       5/98

ML International Equity Fund++--
Class A Shares*                       $ 9,475        $10,710
ML International Equity Fund++--
Class C Shares*                       $10,000        $10,907
Composite Index++                     $10,000        $11,407
Financial Times/S&P--
Actuaries World (Ex-US) Index++++++   $10,000        $13,026


A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the Composite Index and the Financial Times/S&P-- Actuaries World (Ex-US) Index. Beginning and ending values are:


                                      7/30/93**        5/98

ML International Equity Fund++--
Class B Shares*                       $10,000        $12,671
ML International Equity Fund++--
Class D Shares*                       $ 9,475        $12,473
Composite Index                       $10,000        $14,315
Financial Times/S&P--
Actuaries World (Ex-US) Index++++     $10,000        $15,034


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++Merrill Lynch International Equity Fund invests in a diversified portfolio of equity securities of issuers located in countries other than the United States.
  ++++During the Fund's fiscal year ended May 31, 1998, the Fund's primary performance benchmark was changed from the Financial Times/Standard & Poor's (FT/S&P)--Actuaries World (Ex-US) Index to the Composite Index. This Index is more consistent with our strategy of seeking to add value over the intermediate term by conducting strategic allocations between countries and generally maintaining an overweighted stance in smaller and emerging markets. This unmanaged Index is comprised of the following Indexes and customized weightings: FT/S&P Actuaries Europe (Ex-UK), 28.7%; FT/S&P Actuaries Japan, 27.5%; FT/S&P Actuaries United Kingdom, 12.0%; FT/S&P Actuaries Pacific (Ex-Japan), 9.4%; FT/S&P Actuaries Canada, 3.7%; FT/S&P Actuaries South Africa, 1.7%; IFC Investables Asia, 8.0%; IFC Investables Latin America, 6.0%; and IFC Investables Europe/Middle East, 3.0%.
++++++This unmanaged capitalization-weighted Index is comprised of over 1,800 companies in 24 countries, excluding the United States.



Merrill Lynch International Equity Fund, May 31, 1998



PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                             12 Month        3 Month      Since Inception
                                                           Total Return    Total Return     Total Return
ML International Equity Fund Class A Shares*                  -6.02%           +1.70%         +13.03%
ML International Equity Fund Class B Shares*                  -7.01            +1.48          +26.71
ML International Equity Fund Class C Shares*                  -6.96            +1.50          + 9.07
ML International Equity Fund Class D Shares*                  -6.18            +1.69          +31.65
Financial Times/S&P--Actuaries World (Ex-US) Index**          +8.58            +2.92      +30.26/+50.34


 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A and Class C Shares, 10/21/94; and Class B and Class D Shares, 7/30/93.
**An unmanaged capitalization-weighted index comprised of over 1,800 companies in 24 countries, excluding the United States. Since inception total returns are for the periods from 10/21/94 to 5/31/98 and from 7/30/93 to 5/31/98, respectively.



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                   Shares                                                                  Value    Percent of
AFRICA       Industries             Held              Investments                           Cost         (Note 1a)  Net Assets
South        Beverages              37,100    South African Breweries Ltd.             $  1,056,692     $  1,046,530    0.2%
Africa
             Diversified            87,200    Sasol Ltd.                                  1,228,216          693,608    0.2

             Index Instruments      31,500    MSCI South Africa OPALS (Class B)(g)        1,292,055        1,322,055    0.3

             Insurance              25,400    Liberty Life Association of Africa Ltd.       689,381          700,724    0.2

             Mining                 14,100    Anglo American Corp. of South Africa,
                                              Ltd. (ADR)(a)                                 940,050          671,513    0.2

                                              Total Investments in Africa                 5,206,394        4,434,430    1.1


EUROPE


Austria      Index Instruments      87,800    MSCI Austria OPALS (Class B)(g)             4,911,296        5,442,722    1.3

                                              Total Investments in Austria                4,911,296        5,442,722    1.3


Denmark      Index Instruments      40,000    MSCI Denmark OPALS (Class B)(g)             5,663,867        6,410,000    1.5

                                              Total Investments in Denmark                5,663,867        6,410,000    1.5


Finland      Diversified            93,283    Outokumpu OY                                1,430,243        1,310,595    0.3

             Paper & Forest         98,753    Enso OY (Class A)                             763,580        1,084,797    0.2
             Products              198,250    Metsa Serla OY (Class B)                    1,504,575        2,159,467    0.5
                                    54,270    UPM-Kymmene Corporation                     1,040,224        1,575,047    0.4
                                                                                       ------------     ------------  ------
                                                                                          3,308,379        4,819,311    1.1

                                              Total Investments in Finland                4,738,622        6,129,906    1.4


France       Agricultural            3,000    Eridania Beghin-Say S.A.                      444,024          657,631    0.2
             Operations

             Automobiles            12,792    Peugeot S.A.                                1,886,087        2,502,317    0.6
                                    16,000  ++Renault S.A.                                  484,924          838,019    0.2
                                                                                       ------------     ------------  ------
                                                                                          2,371,011        3,340,336    0.8

             Automobiles &           7,000    Valeo S.A.                                    470,093          660,643    0.1
             Equipment

             Banking                18,568    Banque Nationale de Paris                     820,895        1,587,726    0.4
                                    29,814    Compagnie Financiere de Paribas             2,131,528        3,043,263    0.7
                                     8,512    Societe Generale de Surveillance
                                              S.A. (Class A) (Ordinary)                   1,575,333        1,687,872    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,527,756        6,318,861    1.5

             Beverages               9,000    Pernod Ricard                                 440,583          667,771    0.2

             Broadcast &             5,000    Canal Plus                                    911,559          908,635    0.2
             Publishing

             Building &              6,000    Compagnie de Saint Gobain S.A.              1,057,219        1,184,739    0.3
             Construction

             Building Products       8,000    Lafarge S.A.                                  773,341          812,584    0.2

             Chemicals               8,000    L'Air Liquide                               1,419,320        1,578,313    0.4

             Cosmetics &             3,000    L'OREAL                                     1,229,154        1,491,466    0.3
             Toiletries

             Electronics             1,000    Sagem S.A.                                    662,175          769,578    0.2

             Engineering &          23,949    Bouygues S.A.                               2,539,855        4,336,148    1.0
             Construction

             Financial Services      7,100    Credit National/Natexis                       445,918          521,570    0.1
                                    12,334    Societe EuraFrance S.A. (d)                 4,096,362        7,285,646    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,542,280        7,807,216    1.8

             Foods                   1,000    Fromageries Bel S.A.                          719,407          911,981    0.2
                                     7,000    Groupe Danone S.A.                          1,493,482        1,887,048    0.4
                                     2,000    Promodes S.A.                                 966,677          975,234    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,179,566        3,774,263    0.8

             Industrial             10,000    Compagnie Generale des Etablissements
                                              Michelin (C.G.D.E.)(Class B)                  632,580          619,478    0.1

             Insurance              16,400    Assurances Generales de France
                                              S.A. (AGF)                                    676,648        1,012,651    0.2
                                    37,628    AXA-UAP                                     3,466,580        4,287,930    1.0
                                                                                       ------------     ------------  ------
                                                                                          4,143,228        5,300,581    1.2

             Metal Processing        1,000    Compagnie Generale d'Industrie et
                                              Participations (CGIP)                         520,649          522,088    0.1

             Metals                 14,000    Pechiney S.A. (Class A)                       723,057          713,353    0.2

             Oil & Related          39,764    Elf Aquitaine S.A.                          4,886,410        5,529,432    1.3
                                    14,000    Total S.A. (Class B)                        1,564,339        1,740,629    0.4
                                                                                       ------------     ------------  ------
                                                                                          6,450,749        7,270,061    1.7

             Retail                  1,000    Pinault-Printemps-Redoute S.A.                752,990          824,130    0.2

             Steel                 147,722    Usinor Sacilor S.A.                         2,255,638        2,474,393    0.6

             Telecommunication       9,125    Alcatel Alsthom Cie Generale
             Equipment                        d'Electricite S.A.                          1,228,971        1,954,485    0.5

             Telecommunications     30,000    France Telecom S.A.                         1,637,754        1,682,229    0.4

             Transportation        410,000  ++Eurotunnel S.A.                               392,861          528,280    0.1

                                              Total Investments in France                43,306,413       56,197,262   13.1



Merrill Lynch International Equity Fund, May 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)

EUROPE                             Shares                                                                  Value    Percent of
(continued)  Industries             Held              Investments                           Cost         (Note 1a)  Net Assets
Germany      Apparel                   300    Hugo Boss AG (Preferred)                 $    419,479     $    648,148    0.2%

             Automobiles               120    Bayerische Motoren Werke AG (BMW)              83,292          126,880    0.0
                                    19,700    Daimler-Benz AG                             1,361,651        1,987,688    0.5
                                     3,902    Volkswagen AG (d)                           2,228,230        3,168,459    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,673,173        5,283,027    1.2

             Banking                13,600    BHF-Bank AG                                   423,300          558,653    0.1
                                     1,900    Bayerische Vereinsbank AG                     119,162          159,400    0.0
                                     2,600    Commerzbank AG                                 93,490          105,488    0.0
                                    39,677    Deutsche Bank AG                            3,193,659        3,419,970    0.8
                                    31,413    Dresdner Bank AG                            1,584,102        1,768,083    0.4
                                                                                       ------------     ------------  ------
                                                                                          5,413,713        6,011,594    1.3

             Batteries               1,100    Varta AG                                      171,525          216,049    0.1

             Chemicals              33,653    BASF AG                                     1,216,427        1,561,786    0.4
                                    75,876    Bayer AG                                    2,876,700        3,631,999    0.9
                                    21,132    Henkel KGaA                                   907,822        1,657,830    0.4
                                    20,980    Henkel KGaA (Preferred)(d)                  1,058,948        1,883,726    0.4
                                    77,972    Hoechst AG                                  2,949,941        3,894,225    0.9
                                                                                       ------------     ------------  ------
                                                                                          9,009,838       12,629,566    3.0

             Computer Software       2,300    SAP AG (Systeme, Anwendungen,
                                              Produkte in der Datenverarbeitung)
                                              (Preferred)                                   710,523        1,277,778    0.3

             Diversified            19,900    Metallgesellschaft AG                         415,048          415,979    0.1
                                    23,095    RWE AG                                      1,131,897        1,227,327    0.3
                                    14,843    Thyssen AG (d)                              3,379,527        3,873,173    0.9
                                     8,800    VEBA AG                                       463,721          578,766    0.1
                                                                                       ------------     ------------  ------
                                                                                          5,390,193        6,095,245    1.4

             Electronics            21,499    Siemens AG                                  1,473,830        1,389,834    0.3

             Engineering &           6,715  ++Philipp Holzmann AG                         2,443,499        1,857,741    0.4
             Construction

             Footwear                3,600    Adidas AG                                     494,053          636,364    0.2
                                     2,200  ++Salamander AG                                 351,974          400,617    0.1
                                                                                       ------------     ------------  ------
                                                                                            846,027        1,036,981    0.3

             Insurance               3,800    AMB Aachener und Muenchener
                                              Beteiligungs AG                               391,658          437,149    0.1
                                     5,200    Allianz AG                                  1,224,258        1,645,791    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,615,916        2,082,940    0.5

             Machinery &            16,800  ++AGIV-AG fuer Industrie und
             Equipment                        Verkehrswesen                                 352,836          471,381    0.1
                                    23,200    FAG Kugelfischer Georg Schaefer AG            367,124          389,922    0.1
                                     1,209    Jungheinrich AG (Preferred)                   245,204          244,242    0.1
                                    40,605  ++Kloeckner Werke AG (d)                      2,319,977        3,076,136    0.7
                                       400    Mannesmann AG                                 187,173          391,695    0.1
                                                                                       ------------     ------------  ------
                                                                                          3,472,314        4,573,376    1.1

             Metals                  9,700    Degussa AG                                    451,458          619,994    0.1

             Pharmaceuticals         5,200    Schering AG                                   535,467          608,709    0.1

             Retail                  3,843    Karstadt AG                                 1,323,579        2,010,998    0.5

             Telecommunications      2,800    Deutsche Telekom AG                            55,358           75,185    0.0

                                              Total Investments in Germany               37,005,892       46,417,165   10.8


Greece       Index Instruments      65,000    MSCI Greece OPALS (Class B)(g)              5,212,745        4,846,400    1.1

                                              Total Investments in Greece                 5,212,745        4,846,400    1.1


Ireland      Building &             76,142    CRH PLC                                       826,936        1,099,608    0.3
             Construction

                                              Total Investments in Ireland                  826,936        1,099,608    0.3


Italy        Chemicals           2,942,444    MontEdison S.p.A. (d)                       2,447,998        4,071,833    0.9

             Telecommunications    530,102  ++Telecom Italia S.p.A.                       1,557,609        2,861,826    0.7

                                              Total Investments in Italy                  4,005,607        6,933,659    1.6


Netherlands  Chemicals              11,761    Akzo Nobel N.V.                             1,465,176        2,461,387    0.6
                                    54,664    European Vinyls Corporation
                                              International N.V.                          2,077,567        1,034,581    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,542,743        3,495,968    0.8

             Electronics            33,498    Philips Electronics N.V. (d)                2,173,824        3,188,300    0.7

             Index Instruments      59,300    MSCI Dutch OPALS (Class B)(g)              15,697,095       15,330,829    3.6

             Insurance              31,062    ING Groep N.V.                              1,275,816        2,136,499    0.5

             Packaging &           145,282    Koninklijke KNP BT N.V. (d)                 3,275,603        4,232,990    1.0
             Containers

             Steel                  21,000  ++Ispat International N.V.                      568,773          518,777    0.1
                                    20,783  ++Ispat International N.V. (NY
                                              Registered Shares)                            491,090          500,091    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,059,863        1,018,868    0.2

             Telecommunications     19,342    Royal PTT Nederland N.V.                      674,774        1,082,798    0.3

                                              Total Investments in the Netherlands       27,699,718       30,486,252    7.1


Norway       Index Instruments      48,000    MSCI Norway OPALS (Class B)(g)              5,781,119        5,423,040    1.3

             Oil & Gas Producers    76,454    Saga Petroleum A.S. (Class B)                 850,887        1,168,928    0.3

                                              Total Investments in Norway                 6,632,006        6,591,968    1.6


Poland       Automobiles &          61,910    T.C. Debica S.A.                              834,795        1,092,216    0.3
             Equipment

             Index Instruments      20,000    MSCI Poland OPALS (Class B)(g)              1,328,251        1,294,000    0.3

                                              Total Investments in Poland                 2,163,046        2,386,216    0.6


Portugal     Index Instruments      74,300    MSCI Portugal OPALS (Class B)(g)            6,430,804        6,588,181    1.5

                                              Total Investments in Portugal               6,430,804        6,588,181    1.5


Spain        Utilities--Electric    39,958    Endesa S.A.                                   679,250          958,295    0.2

                                              Total Investments in Spain                    679,250          958,295    0.2


Sweden       Automobiles &          21,683    Volvo AB (Class B)                            702,814          694,177    0.2
             Equipment

             Electrical             21,504    Electrolux AB                                 958,413        2,143,667    0.5

             Forest Products        44,636    Mo och Domsjo AB (Class B)                  1,200,098        1,409,047    0.3
                                   929,741    Rottneros Bruks AB                          1,435,615          730,770    0.2
                                    92,871    Stora Kopparbergs AB                        1,238,849        1,507,396    0.4
                                                                                       ------------     ------------  ------
                                                                                          3,874,562        3,647,213    0.9



Merrill Lynch International Equity Fund, May 31, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
EUROPE                             Shares                                                                  Value    Percent of
(concluded)  Industries             Held              Investments                           Cost         (Note 1a)  Net Assets
Sweden       Index Instruments      21,100    MSCI Sweden OPALS (Class B)(g)           $  4,881,113     $  4,813,754    1.1%
(concluded)
             Insurance             139,230    Skandia Forsakrings AB                        684,767        2,037,425    0.5

             Metals & Mining       188,686    Avesta Sheffield AB                         1,710,791        1,109,279    0.2

                                              Total Investments in Sweden                12,812,460       14,445,515    3.4


Switzerland  Diversified             4,159    Oerlikon-Buehrle Holding AG (d)               425,225          843,725    0.2

             Index Instruments      32,200    MSCI Swiss OPALS (Class B)(g)              11,807,650       11,704,700    2.7

             Medical--Drugs            356    Novartis AG (Registered Shares)               562,709          603,765    0.1

                                              Total Investments in Switzerland           12,795,584       13,152,190    3.0


Turkey       Index Instruments      20,000    MSCI Turkey OPALS (Class B)(g)              2,649,088        2,391,400    0.6

                                              Total Investments in Turkey                 2,649,088        2,391,400    0.6


United       Automobiles           256,264    LucasVarity PLC                               806,847        1,128,856    0.3
Kingdom      & Equipment

             Banking               103,496    HSBC Holdings PLC                           2,805,914        2,701,659    0.6
                                   117,000    Lloyds TSB Group PLC                        1,418,242        1,697,926    0.4
                                   192,426    National Westminister Bank PLC
                                              (Ordinary)                                  2,785,014        3,513,022    0.8
                                    51,100    Royal Bank of Scotland Group PLC              778,453          862,042    0.2
                                                                                       ------------     ------------  ------
                                                                                          7,787,623        8,774,649    2.0

             Beverages              11,604    Bass PLC                                      193,076          212,984    0.0

             Building &            167,800    Hanson PLC                                    860,209          986,241    0.2
             Construction           11,844    Jarvis PLC                                    131,539          147,825    0.0
                                                                                       ------------     ------------  ------
                                                                                            991,748        1,134,066    0.2

             Chemicals             219,920    Inspec Group PLC                              643,151        1,108,690    0.3
                                    54,700    Laporte PLC                                   653,565          761,243    0.2
                                                                                       ------------     ------------  ------
                                                                                          1,296,716        1,869,933    0.5

             Computer Services      12,911    Misys PLC                                     158,243          778,536    0.2

             Diversified           888,609    BTR PLC                                     3,541,727        2,924,903    0.7

             Financial Services     39,900    Cattles PLC                                   333,712          402,949    0.1
                                    81,800    Man (ED&F) Group PLC                          348,863          333,642    0.1
                                                                                       ------------     ------------  ------
                                                                                            682,575          736,591    0.2

             Food & Beverage       299,063    Allied Domecq PLC (Ordinary)                2,272,299        2,978,759    0.7

             Food Processing       207,353    Unilever PLC                                1,710,504        2,275,043    0.5

             Foods                  35,900    Associated British Foods PLC                  371,152          327,997    0.1
                                   118,800    Tate & Lyle PLC                             1,003,467          965,234    0.2
                                                                                       ------------     ------------  ------
                                                                                          1,374,619        1,293,231    0.3

             Insurance             144,800    Prudential Corporation PLC                  2,150,603        1,923,003    0.5
                                    53,863    Royal & Sun Alliance Insurance
                                              Group PLC                                     580,936          570,764    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,731,539        2,493,767    0.6

             Investment Trust      576,000    Fleming Japanese Investment Trust PLC       1,410,545        1,287,449    0.3

             Leisure & Record       52,000    EMI Group PLC                                 462,527          439,461    0.1
             Products

             Manufacturing         257,800    FKI PLC                                       823,536          879,055    0.2

             Merchandising          74,830    J Sainsbury PLC                               551,343          591,502    0.1

             Metals & Mining        73,963    Rio Tinto PLC                               1,071,610          923,734    0.2

             Oil & Related          91,400    British Petroleum Co. PLC                   1,392,909        1,340,581    0.3
                                   146,100    Shell Transport & Trading Co. PLC           1,150,856        1,078,589    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,543,765        2,419,170    0.6

             Pharmaceuticals       110,300    Glaxo Wellcome PLC                          2,772,860        2,965,649    0.7
                                   190,560    SmithKline Beecham PLC                      2,153,415        2,062,812    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,926,275        5,028,461    1.2

             Property              169,333    Guardian Royal Exchange PLC                 1,247,338        1,071,917    0.2

             Publishing             61,700    EMAP PLC                                    1,117,577        1,303,593    0.3

             Retail                298,315    Safeway PLC                                 1,826,652        1,811,744    0.4

             Steel                 289,305  ++British Steel PLC                             595,418          715,082    0.2

             Telecommunications    106,100    British Telecommunications PLC                887,919        1,106,123    0.3
                                   107,516    Cable & Wireless PLC                          751,154        1,215,607    0.3
                                   208,400  ++Orange PLC                                  1,123,957        1,566,571    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,763,030        3,888,301    1.0

             Tobacco               232,092    B.A.T. Industries PLC                       1,985,578        2,088,299    0.5
                                   140,600    Gallaher Group PLC                            687,302          724,869    0.2
                                                                                       ------------     ------------  ------
                                                                                          2,672,880        2,813,168    0.7

             Utilities--           128,900    ScottishPower PLC                           1,102,682        1,162,961    0.3
             Electric

             Utilities--Water       59,647    Anglian Water PLC                             515,153          844,200    0.2
                                    86,900    Severn Trent PLC                            1,282,220        1,400,760    0.3
                                    91,000    Thames Water PLC                            1,298,699        1,476,499    0.3
                                   119,103    United Utilities PLC                        1,349,824        1,612,827    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,445,896        5,334,286    1.2

                                              Total Investments in the
                                              United Kingdom                             51,108,590       56,271,202   13.2


                                              Total Investments in Europe               228,641,924      266,747,941   62.3


LATIN
AMERICA


Brazil       Telecommunications     19,325    Telecomunicacoes Brasileiras S.A.
                                              --Telebras (ADR)(a)                         2,216,296        2,060,528    0.5

             Utilities--            34,248    Companhia Energetica de Minas
             Electric                         Gerais S.A. (CEMIG)(ADR)(a)                   727,189        1,125,904    0.3
                                43,443,835    Companhia Energetica de Minas
                                              Gerais S.A. (CEMIG) (Preferred)             2,012,653        1,435,411    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,739,842        2,561,315    0.6

                                              Total Investments in Brazil                 4,956,138        4,621,843    1.1



Merrill Lynch International Equity Fund, May 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
LATIN AMERICA                      Shares                                                                  Value    Percent of
(concluded)  Industries             Held              Investments                           Cost         (Note 1a)  Net Assets
Mexico       Beverages              33,980    Fomento Economico Mexicano, S.A.
                                              de C.V. (Femsa) (Class B)                $    900,192     $  1,129,325    0.2%

             Building              324,600  ++Cementos Mexicanos, S.A. de C.V.
             Products                         (Cemex)(Class B)                            1,329,717        1,594,824    0.4

             Health & Personal      49,150    Kimberly-Clark de Mexico, S.A. de
                                              C.V. (ADR)(a)                                 891,987        1,001,431    0.2

             Multi-Industry        239,800    Grupo Carso, S.A. de C.V. 'A1'              1,182,883        1,221,720    0.3

             Telecommunications    676,000    Telefonos de Mexico, S.A. de
                                              C.V. (Series L)                             1,504,394        1,622,308    0.4

                                              Total Investments in Mexico                 5,809,173        6,569,608    1.5


                                              Total Investments in Latin America         10,765,311       11,191,451    2.6


NORTH
AMERICA


Canada       Banking                27,400    Bank of Nova Scotia (The)                     636,333          734,736    0.2

             Banking--              14,700    Bank of Montreal                              638,276          827,279    0.2
             International

             Building Products     373,700    Noranda Forest, Inc.                        2,752,732        2,376,736    0.6

             Metals & Mining       125,300    Noranda, Inc.                               2,638,260        2,209,808    0.5

             Telecommunications     68,000    BC Telecom, Inc.                            1,805,550        2,538,779    0.6

             Transportation        132,700    Canadian Pacific Ltd.                       4,078,767        3,850,344    0.9
                                     7,100    Canadian Pacific Ltd. (US
                                              Registered Shares)                            216,106          206,344    0.0
                                                                                       ------------     ------------  ------
                                                                                          4,294,873        4,056,688    0.9

                                              Total Investments in North America         12,766,024       12,744,026    3.0


PACIFIC
BASIN


Australia    Airlines              213,400    Quantas Airways Limited                       365,509          330,227    0.1

             Banking                84,600    Commonwealth Bank of Australia              1,025,500          996,436    0.2
                                   137,900    National Australia Bank Ltd. (d)            1,963,215        1,913,117    0.5
                                   189,700    Westpac Banking Corporation Ltd.            1,251,319        1,253,836    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,240,034        4,163,389    1.0

             Broadcast--Media       84,000    Seven Network Ltd.                            328,859          286,812    0.1

             Building &             30,000    Leighton Holdings Limited                     123,401          101,493    0.0
             Construction

             Cement                178,000    Pioneer International Limited                 497,101          474,505    0.1
             Manufacturers

             Diversified           114,100    Orica Limited                                 799,324          768,449    0.2

             Insurance              86,200    GIO Australia Holdings Limited                260,402          243,019    0.1
                                   105,300    QBE Insurance Group Limited                   449,701          432,107    0.1
                                                                                       ------------     ------------  ------
                                                                                            710,103          675,126    0.2

             Metals--              148,900    M.I.M. Holdings Limited                        89,607           77,427    0.0
             Diversified           224,700    North Limited                                 616,676          523,681    0.1
                                                                                       ------------     ------------  ------
                                                                                            706,283          601,108    0.1

             Metals & Mining       101,600    Comalco Ltd.                                  432,735          391,462    0.1
                                   131,900  ++Newcrest Mining Ltd.                          203,367          165,271    0.0
                                   137,200    Rio Tinto Ltd. (d)                          2,005,584        1,654,134    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,641,686        2,210,867    0.5

             Multi-Industry         56,200    Pacific Dunlop Ltd.                           108,447          101,755    0.0

             Oil & Gas             189,300    Santos Limited                                731,629          622,631    0.1
             Producers

             Real Estate            80,800    Schroders Property Fund                       134,182          130,097    0.0
             Investment Trusts

                                    97,800    Stockland Trust Group                         257,225          237,122    0.1
                                    29,300  ++Westfield Holdings Ltd.                       118,263          146,852    0.0
                                                                                       ------------     ------------  ------
                                                                                            509,670          514,071    0.1

             Retail                137,700    Woolworth Limited                             513,121          473,617    0.1

             Telecommunications    308,300    Telstra Corp. Ltd.                            734,393          726,244    0.2

             Tobacco                39,300    Rothmans Holdings Ltd.                        263,934          278,419    0.1

             Transportation         22,600    Brambles Industries Ltd.                      475,997          458,748    0.1

                                              Total Investments in Australia             13,749,491       12,787,461    3.0


China        Telecommunications     85,300  ++China Telecom (Hong Kong)
                                              Ltd. (ADR)(a)                               2,706,682        3,038,813    0.7

                                              Total Investments in China                  2,706,682        3,038,813    0.7


Hong Kong    Banking               112,200    HSBC Holdings PLC (d)                       1,724,207        2,722,282    0.7

             Conglomerates             325    Hutchison Whampoa Ltd. (d)                      1,886            1,699    0.0

             Property               48,400    Great Eagle Holdings Ltd. (Warrants)(b)             0              450    0.0

             Utilities--Gas            700    Hong Kong and China Gas Co. Ltd.                1,084              917    0.0
                                    62,350    Hong Kong and China Gas Co. Ltd.
                                              (Warrants)(b)                                       0            4,667    0.0
                                                                                       ------------     ------------  ------
                                                                                              1,084            5,584    0.0

                                              Total Investments in Hong Kong              1,727,177        2,730,015    0.7


Japan        Automobiles            77,000    Toyota Motor Corp.                          2,091,386        1,907,758    0.5

             Banking               150,000    Mitsubishi Trust and Banking Corp. (d)      1,623,375        1,332,707    0.3
                                   295,000    Sakura Bank Ltd.                            2,109,796          875,795    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,733,171        2,208,502    0.5

             Broadcast--Media       31,000    Nippon Broadcasting System Inc.             1,740,635        1,303,236    0.3

             Building &            223,000    Nishimatsu Construction Co. Ltd.            1,125,863        1,006,754    0.2
             Construction

             Chemicals             271,000    Kaneka Corp.                                1,408,288        1,458,358    0.4
                                   102,000    Shin-Etsu Chemical Co., Ltd. (d)            1,876,777        1,897,212    0.4
                                                                                       ------------     ------------  ------
                                                                                          3,285,065        3,355,570    0.8

             Circuit Board          88,000    Ibiden Co., Ltd.                            1,222,287        1,296,735    0.3

             Computer Software          55    NTT Data Corporation                        2,570,426        2,208,899    0.5

             Electric              142,000    Taihei Dengyo Kaisha, Ltd.                  3,447,740          512,858    0.1
             Construction



Merrill Lynch International Equity Fund, May 31, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
PACIFIC BASIN                      Shares                                                                  Value    Percent of
(concluded)  Industries             Held              Investments                           Cost         (Note 1a)  Net Assets
Japan        Electrical            126,000    Anritsu Corp.                            $  1,457,622     $  1,255,995    0.3%
(concluded)  Equipment             322,000    Fujikura Ltd.                               2,426,030        1,469,980    0.4
                                    42,000    Murata Manufacturing Co., Ltd.              1,411,027        1,216,556    0.3
                                   122,000    NEC Corporation (d)                         1,531,345        1,242,560    0.3
                                    18,000    Rohm Co., Ltd. (d)                          1,006,155        1,872,291    0.4
                                                                                       ------------     ------------  ------
                                                                                          7,832,179        7,057,382    1.7

             Electronics           165,000    Fujitsu Limited                             1,782,668        1,895,045    0.4
                                   272,000    Hitachi Ltd.                                2,529,531        1,793,817    0.4
                                    86,000    Pioneer Electronic Corp. (d)                1,543,510        1,677,261    0.4
                                    28,200    Sony Corp.                                  2,281,223        2,383,271    0.6
                                                                                       ------------     ------------  ------
                                                                                          8,136,932        7,749,394    1.8

             Financial Services    260,000    Daiwa Securities Co., Ltd.                  1,228,556          989,743    0.2
                                    36,000    Jafco Co., Ltd.                             2,046,897        1,081,768    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,275,453        2,071,511    0.5

             Machinery             468,000    NSK Ltd.                                    2,735,595        1,690,263    0.4

             Manufacturing         235,000    Dainippon Screen Manufacturing
                                              Co., Ltd.                                   1,827,755          916,643    0.2

             Office Equipment      166,000    Ricoh Co., Ltd.                             1,946,004        1,793,817    0.4

             Packaging &             3,000    Toyo Seikan Kaisha, Ltd.                       93,627           35,561    0.0
             Containers

             Paper & Forest        241,000    Oji Paper Co., Ltd.                         1,578,844        1,018,383    0.2
             Products

             Pharmaceuticals       172,000    Fujisawa Pharmaceutical Co., Ltd.           1,558,352        1,615,140    0.4
                                    67,000    Sankyo Co., Ltd.                            1,683,045        1,616,440    0.4
                                    67,000    Taisho Pharmaceutical Co., Ltd.             1,310,026        1,289,765    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,551,423        4,521,345    1.1

             Real Estate           239,000    Mitsui Fudosan Co., Ltd.                    2,508,483        1,935,272    0.5

             Retail                 37,000    Ito-Yokado Co., Ltd.                        2,168,164        1,844,120    0.4
                                   170,000    Takashimaya Co. (d)                         1,810,424        1,200,954    0.3
                                   116,000    Uny Co., Ltd.                               1,934,412        1,751,228    0.4
                                                                                       ------------     ------------  ------
                                                                                          5,913,000        4,796,302    1.1

             Steel                 610,000    Nippon Steel Corp.                          1,678,915        1,035,467    0.3

             Telecommunications        240  ++Nippon Telegraph & Telephone
                                              Corporation                                 2,167,488        1,976,308    0.4
                                   128,000    Uniden Corporation                          1,784,679        1,331,407    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,952,167        3,307,715    0.7

             Television              4,350    Nippon Television Network Corp.             1,318,852        1,310,279    0.3

             Tire & Rubber          89,000    Bridgestone Corporation                     1,611,794        2,031,494    0.5

             Tobacco                   272    Japan Tobacco, Inc.                         1,766,057        1,886,160    0.4

             Trading               274,000    Mitsui & Co.                                2,009,772        1,405,230    0.3
                                   628,000    Nissho Iwai Corp.                           2,213,680        1,224,791    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,223,452        2,630,021    0.6

             Transport                 315    East Japan Railway Company                  1,475,343        1,497,183    0.4
             Services

             Transportation        238,000    Nippon Express Co., Ltd.                    1,403,813        1,308,278    0.3
                                   215,000    Tobu Railway Co., Ltd.                      1,039,135          610,337    0.1
                                   370,000    Tokyu Corp.                                 2,290,186        1,216,050    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,733,134        3,134,665    0.7

                                              Total Investments in Japan                 80,375,582       64,219,169   15.0


New          Electronics            41,150    PDL Holdings Ltd.                             186,926          140,845    0.0
Zealand
             Finance             1,794,840    Wrightson Ltd.                              1,312,339          489,539    0.1

             Textiles              252,300    Lane Walker Rudkin Industries, Ltd.           244,081          151,122    0.0

                                              Total Investments in New Zealand            1,743,346          781,506    0.1


South        Electronics             6,700    Samsung Electronics (GDR)(c)(e)               402,000          129,143    0.0
Korea                                  559    Samsung Electronics (Rights)(f)                     0            1,677    0.0
                                                                                       ------------     ------------  ------
                                                                                            402,000          130,820    0.0

             Telecommunications    159,025    SK Telecom Co. Ltd. (ADR)(a)                2,561,162        1,013,783    0.3

             Utilities--            67,880    Korea Electric Power Corp.                  2,753,162          680,731    0.2
             Electric

                                              Total Investments in South Korea            5,716,324        1,825,334    0.5


                                              Total Investments in the
                                              Pacific Basin                             106,018,602       85,382,298   20.0


SOUTHEAST
ASIA


India        Banking                85,300    State Bank of India                           609,690          497,412    0.1

             Chemicals                 100    Indian Petrochemicals Corporation Ltd.            396              157    0.0
                                   140,900    Reliance Industries Ltd.                      729,505          566,932    0.1
                                       147    Tata Chemicals Ltd.                               741              520    0.0
                                                                                       ------------     ------------  ------
                                                                                            730,642          567,609    0.1

             Cosmetics &               225    Reckitt & Coleman of India Ltd.                 1,926            1,762    0.0
             Toiletries

             Diversified            24,000    Hindustan Lever Ltd.                          930,475          921,253    0.2

             Electrical             34,300    Bharat Heavy Electricals Ltd. (BHEL)          373,543          297,956    0.1
             Equipment

             Hotels                 15,500    East India Hotels Ltd. (GDR)(c)(e)            297,083          126,325    0.0

             Oil & Related          39,100    Hindustan Petroleum Corporation Ltd.          494,958          345,776    0.1

             Pharmaceuticals        11,200    Ranbaxy Laboratories Ltd.                     209,323          158,217    0.0

             Steel                     100    Steel Authority of India Ltd.                      68               31    0.0

             Telecommunications    100,900    Mahanagar Telephone Nigam Ltd.                826,968          556,287    0.1

             Tobacco                45,100    ITC Ltd.                                      655,053          747,682    0.2

                                              Total Investments in Southeast Asia         5,129,729        4,220,310    0.9



Merrill Lynch International Equity Fund, May 31, 1998



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
SHORT-TERM                          Face                                                                   Value    Percent of
SECURITIES                         Amount                Issue                              Cost         (Note 1a)  Net Assets
             Commercial    US$  19,196,000    General Motors Acceptance Corp.,
             Paper*                           5.69% due 6/01/1998                      $ 19,189,932     $ 19,189,932    4.5%

                                              Total Investments in Commercial
                                              Paper                                      19,189,932       19,189,932    4.5


             US Government                    United States Treasury Bills:
             Obligations*        1,500,000      4.925% due 7/02/1998 (d)                  1,493,228        1,494,120    0.3
                                 2,500,000      4.97% due 7/23/1998 (d)                   2,481,363        2,482,800    0.6
                                20,000,000      5.07% due 8/20/1998                      19,769,033       19,783,200    4.6

                                              Total Investments in US Government
                                              Obligations                                23,743,624       23,760,120    5.5


                                              Total Investments in Short-Term
                                              Securities                                 42,933,556       42,950,052   10.0

OPTIONS              Nominal Value Covered                                                Premiums
PURCHASED             by Options Purchased                                                  Paid
             Currency Put       14,000,000    Japanese Yen, expiring August 1998
             Options                          at YEN 130                                    195,300          800,800    0.2
             Purchased

             Put Options             1,230    FTSE 100 Index, expiring June 1998
             Purchased                        at Pound Sterling 5,325                       345,199           34,115    0.0

                                              Total Options Purchased                       540,499          834,915    0.2


                                              Total Investments                         412,002,039      428,505,423  100.1


OPTIONS              Nominal Value Covered                                                 Premiums
WRITTEN                 by Options Written                                                 Received
             Call                    6,483    KNP (Netherlands Guilder), expiring
             Options                          June 1998 at NLG116.34                         (8,752)          (5,909)  (0.0)
             Written                48,377    Mont Edison (Italian Lira), expiring
                                              June 1998 at Lit 2,420.25                      (2,807)          (2,223)  (0.0)
                                   807,851    Mont Edison (Italian Lira), expiring
                                              June 1998 at Lit 2,392.25                     (44,235)         (38,547)  (0.0)

                                              Total Options Written                         (55,794)         (46,679)  (0.0)


             Total Investments, Net of Options Written                                 $411,946,245      428,458,744  100.1
                                                                                       ============
             Time Deposit++++                                                                             15,697,000    3.7

             Variation Margin on Financial Futures Contracts**                                                68,689    0.0

             Unrealized Appreciation on Forward Foreign Exchange Contracts***                              1,584,465    0.4

             Liabilities in Excess of Other Assets                                                       (17,922,982)  (4.2)
                                                                                                        ------------  ------
             Net Assets                                                                                 $427,885,916  100.0%
                                                                                                        ============  ======


            *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **Financial futures contracts sold as of May 31, 1998 were as follows:


             Number of                       Expiration          Value
             Contracts   Issue     Exchange     Date        (Notes 1a & 1c)

                 6     DAX Index     DTB     June 1998       $  1,872,391

             Total Financial Futures Contracts Sold
             (Total Contract Price--$1,676,263)              $  1,872,391
                                                             ============


             Financial futures contracts purchased as of May 31, 1998 were as follows:


             Number of                       Expiration          Value
             Contracts   Issue     Exchange     Date        (Notes 1a & 1c)

                65        MIB        FIB     June 1998        $12,929,670
               116      FTSE 100    LIFFE    June 1998         11,183,019
               172      IBEX 135     IBEX    June 1998         11,406,250
                38    Nikkei Index  SIMEX    June 1998          2,151,979

             Total Financial Futures Contracts Purchased
             (Total Contract Price--$37,281,399)              $37,670,918
                                                              ===========


          ***Forward foreign exchange contracts as of May 31, 1998 were as follows:


             Foreign                                           Unrealized
             Currency                        Expiration       Appreciation
             Sold                               Date           (Note 1c)

             A$            3,843,345         July 1998        $    90,838
             YEN       2,638,139,600         July 1998          1,493,627

             Total Unrealized Appreciation--Net on
             Forward Foreign Exchange Contracts (US$
             Commitment--$23,175,075)                         $ 1,584,465
                                                              ===========

          (a)American Depositary Receipts (ADR).
          (b)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date and are non-income producing.
          (c)Global Depositary Receipts (GDR).
          (d)Securities held as collateral in connection with open financial futures contracts.
          (e)The security may be offered and sold to `qualified institutional buyers' under Rule 144A of the Securities Act of 1933.
          (f)The rights may be exercised until 6/17/1998.
          (g)Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.
           ++Non-income producing security.
         ++++Time deposit bears interest at 5.437% and matures on 6/01/1998.

             See Notes to Financial Statements.


PORTFOLIO INFORMATION


Worldwide
Investments as of
May 31, 1998

                                        Percent of
Ten Largest Equity Holdings             Net Assets

MSCI Dutch OPALS (Class B)                  3.6%
MSCI Swiss OPALS (Class B)                  2.7
Societe EuraFrance S.A.                     1.7
MSCI Portugal OPALS (Class B)               1.5
MSCI Denmark OPALS (Class B)                1.5
Elf Aquitaine S.A.                          1.3
MSCI Austria OPALS (Class B)                1.3
MSCI Norway OPALS (Class B)                 1.3
MSCI Greece OPALS (Class B)                 1.1
MSCI Sweden OPALS (Class B)                 1.1



Ten Largest Industries                  Percent of
(Equity Investments)                    Net Assets

Index Instruments                          15.3%
Banking                                     7.3
Chemicals                                   6.5
Telecommunications                          5.9
Insurance                                   3.7
Diversified                                 3.2
Electronics                                 3.0
Financial Services                          2.5
Automobiles                                 2.5
Pharmaceuticals                             2.4


                                        Percent of
Ten Largest Countries                   Net Assets

Japan                                      15.0%
United Kingdom                             13.2
France                                     13.1
Germany                                    10.8
Netherlands                                 7.1
Sweden                                      3.4
Switzerland                                 3.0
Australia                                   3.0
Canada                                      3.0
Italy                                       1.6


                                        Percent of
Geographical Asset Mix*                 Net Assets
Europe (Ex-United Kingdom
  and Ireland)                             48.8%
Japan                                      15.0
United Kingdom and Ireland                 13.5
Pacific Basin (Ex-Japan)                    5.0
Other Emerging Markets                      4.6
North America                               3.0

[FN]
*Percent of net assets may not equal 100%, and excludes the impact of futures and options.



Financial Futures Contracts

                                                           Percent of
Country                Issue              Exchange         Net Assets

Germany              DAX Index              DTB              (0.4)%
Italy                  MIB30                FIB               3.0
Japan               Nikkei Index           SIMEX              0.5
Spain               IBEX 35 Inex            IBEX              2.7
United Kingdom        FTSE 100             LIFFE              2.6
                                                             -----
                                                              8.4%
                                                             =====



Merrill Lynch International Equity Fund, May 31, 1998


STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1998
Assets:             Investments, at value (identified cost--$411,461,540)
                    (Note 1a)                                                                             $  427,670,508
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                        1,584,465
                    Options purchased, at value (cost--$540,499) (Notes 1a & 1c)                                 834,915
                    Foreign cash (Note 1b)                                                                       268,735
                    Foreign time deposits (Note 1b)                                                           15,697,000
                    Cash                                                                                       2,594,084
                    Receivables:
                      Securities sold                                                    $   14,407,627
                      Dividends                                                               2,031,323
                      Forward foreign exchange contracts (Note 1c)                              301,706
                      Beneficial interest sold                                                  223,558
                      Variation margin (Note 1c)                                                 68,689
                      Interest                                                                    2,371       17,035,274
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                       4,111
                    Prepaid registration fees and other assets (Note 1f)                                          39,356
                                                                                                          --------------
                    Total assets                                                                             465,728,448
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$55,794)
                    (Notes 1a & 1c)                                                                               46,679
                    Payables:
                      Securities purchased                                                   33,491,861
                      Beneficial interest redeemed                                            3,218,940
                      Distributor (Note 2)                                                      287,605
                      Investment adviser (Note 2)                                               267,975       37,266,381
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       529,472
                                                                                                          --------------
                    Total liabilities                                                                         37,842,532
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  427,885,916
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      354,689
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      3,237,204
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        155,105
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        703,232
                    Paid-in capital in excess of par                                                         448,506,726
                    Undistributed investment income--net                                                       1,123,347
                    Accumulated distributions in excess of realized capital
                    gains on investments and foreign currency
                    transactions--net (Note 1g)                                                              (44,405,855)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         18,211,468
                                                                                                          --------------
                    Net assets                                                                            $  427,885,916
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $33,959,608 and 3,546,893
Value:              shares of beneficial interest outstanding                                             $         9.57
                                                                                                          ==============
                    Class B--Based on net assets of $311,519,929 and 32,372,040
                    shares of beneficial interest outstanding                                             $         9.62
                                                                                                          ==============
                    Class C--Based on net assets of $14,716,930 and 1,551,047
                    shares of beneficial interest outstanding                                             $         9.49
                                                                                                          ==============
                    Class D--Based on net assets of $67,689,449 and 7,032,315
                    shares of beneficial interest outstanding                                             $         9.63
                                                                                                          ==============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 1998
Investment Income   Dividends (net of $944,572 foreign withholding tax)                                   $   11,479,166
(Notes 1d & 1e):    Interest and discount earned                                                               1,975,913
                                                                                                          --------------
                    Total income                                                                              13,455,079
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    4,596,696
                    Account maintenance and distribution fees--Class B (Note 2)               4,565,655
                    Transfer agent fees--Class B (Note 2)                                       983,667
                    Custodian fees                                                              768,697
                    Account maintenance fees--Class D (Note 2)                                  242,039
                    Account maintenance and distribution fees--Class C (Note 2)                 205,028
                    Transfer agent fees--Class D (Note 2)                                       179,555
                    Accounting services (Note 2)                                                149,179
                    Printing and shareholder reports                                            145,288
                    Professional fees                                                            85,883
                    Registration fees (Note 1f)                                                  74,970
                    Transfer agent fees--Class A (Note 2)                                        71,095
                    Transfer agent fees--Class C (Note 2)                                        45,903
                    Trustees' fees and expenses                                                  36,601
                    Amortization of organization expenses (Note 1f)                              25,430
                    Pricing fees                                                                 21,677
                    Other                                                                       134,369
                                                                                         --------------
                    Total expenses                                                                            12,331,732
                                                                                                          --------------
                    Investment income--net                                                                     1,123,347
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       17,024,041
(Loss) on             Foreign currency transactions--net                                      2,093,646       19,117,687
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (75,949,305)
(Notes 1b, 1c,        Foreign currency transactions--net                                      1,185,781      (74,763,524)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (55,645,837)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (54,522,490)
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch International Equity Fund, May 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                        1998             1997
Operations:         Investment income--net                                               $    1,123,347   $    2,812,220
                    Realized gain on investments and foreign currency
                    transactions--net                                                        19,117,687       70,558,271
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      (74,763,524)      (3,407,349)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              (54,522,490)      69,963,142
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --       (2,005,712)
Shareholders          Class B                                                                        --       (7,119,954)
(Note 1g):            Class C                                                                        --         (484,716)
                      Class D                                                                        --       (2,664,054)
                    In excess of investment income--net:
                      Class A                                                                        --         (101,732)
                      Class B                                                                        --         (361,132)
                      Class C                                                                        --          (24,585)
                      Class D                                                                        --         (135,124)
                    Realized gain on investments--net:
                      Class A                                                                (3,212,433)      (2,645,936)
                      Class B                                                               (35,928,520)     (21,542,693)
                      Class C                                                                (1,650,362)      (1,111,282)
                      Class D                                                                (8,612,883)      (4,085,666)
                    In excess of realized gain on investments--net:
                      Class A                                                                (2,887,423)              --
                      Class B                                                               (32,293,544)              --
                      Class C                                                                (1,483,391)              --
                      Class D                                                                (7,741,497)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (93,810,053)     (42,282,586)
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                  (195,416,794)    (540,177,741)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (343,749,337)    (512,497,185)
                    Beginning of year                                                       771,635,253    1,284,132,438
                                                                                         --------------   --------------
                    End of year*                                                         $  427,885,916   $  771,635,253
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $    1,123,347   $           --
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                Class A
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                              Oct. 21,
                    financial statements.                                                                      1994++ to
                                                                                  For the Year Ended May 31,    May 31,
                    Increase (Decrease) in Net Asset Value:                     1998++++   1997++++    1996++++   1995
Per Share           Net asset value, beginning of period                      $  12.58   $  11.94    $  10.25   $  11.73
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .12        .12         .16        .26
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                       (1.08)      1.09        1.53      (1.05)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              (.96)      1.21        1.69       (.79)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                        --       (.24)         --       (.15)
                      In excess of investment income--net                           --       (.01)         --         --
                      Realized gain on investments--net                          (1.08)      (.32)         --       (.54)
                      In excess of realized gain on investments--net              (.97)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                            (2.05)      (.57)         --       (.69)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.57   $  12.58    $  11.94   $  10.25
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          (6.02%)    10.76%      16.49%     (6.78%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.16%      1.11%       1.06%      1.23%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       1.08%      1.04%       1.47%      4.64%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 33,960   $ 44,624    $116,628   $ 74,478
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         107.50%     60.56%      71.86%     63.95%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0046   $  .0004    $  .0005         --
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                                         Class B
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in                                                  July 30,
                    the financial statements.                                                                  1993++ to
                                                                              For the Year Ended May 31,        May 31,
                    Increase (Decrease) in Net Asset Value:            1998++++    1997++++  1996++++  1995      1994++++
Per Share           Net asset value, beginning of period              $  12.42   $  11.76  $  10.19  $  11.44   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                           --+++++   .01       .04       .02       (.02)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (1.04)      1.08      1.53      (.69)      1.46
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.04)      1.09      1.57      (.67)      1.44
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.10)       --      (.04)        --
                      In excess of investment income--net                   --       (.01)       --        --         --
                      Realized gain on investments--net                   (.93)      (.32)       --      (.54)        --
                      In excess of realized gain on
                      investments--net                                    (.83)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.76)      (.43)       --      (.58)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.62   $  12.42  $  11.76  $  10.19   $  11.44
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (7.01%)     9.70%    15.41%    (5.91%)    14.40%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.20%      2.14%     2.09%     2.13%      2.07%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.01%)      .08%      .37%      .23%      (.19%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $311,520   $583,213  $945,368  $961,941   $844,295
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 107.50%     60.56%    71.86%    63.95%     50.63%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0046   $  .0004  $  .0005        --         --
                                                                      ========   ========  ========  ========   ========

                                                                                               Class C
                                                                                                                 For the
                    The following per share data and ratios have                                                  Period
                    been derived from information provided in the                                               Oct. 21,
                    financial statements.                                                                       1994++ to
                                                                                For the Year Ended May 31,       May 31,
                    Increase (Decrease) in Net Asset Value:                    1998++++    1997++++   1996++++     1995
Per Share           Net asset value, beginning of period                      $  12.26   $  11.65    $  10.10   $  11.62
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                          --+++++    --+++++    .05        .24
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                       (1.02)      1.08        1.50      (1.09)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (1.02)      1.08        1.55       (.85)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                        --       (.14)         --       (.13)
                      In excess of investment income--net                           --       (.01)         --         --
                      Realized gain on investments--net                           (.92)      (.32)         --       (.54)
                      In excess of realized gain on investments--net              (.83)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                            (1.75)      (.47)         --       (.67)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.49   $  12.26    $  11.65   $  10.10
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          (6.96%)     9.71%      15.35%     (7.36%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.21%      2.15%       2.09%      2.30%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.01%)      .04%        .45%      4.26%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 14,717   $ 24,774    $ 46,985   $ 25,822
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         107.50%     60.56%      71.86%     63.95%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0046   $  .0004    $  .0005         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.



Merrill Lynch International Equity Fund, May 31, 1998



FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class D
                                                                                                               For the
                    The following per share data and ratios have                                                Period
                    been derived from information provided in                                                 July 30,
                    the financial statements.                                                                 1993++ to
                                                                                For the Year Ended May 31,     May 31,
                    Increase (Decrease) in Net Asset Value:             1998++++   1997++++  1996++++   1995     1994++++
Per Share           Net asset value, beginning of period              $  12.59   $  11.94  $  10.27  $  11.51   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .09        .10       .13       .10        .04
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions        (1.07)      1.09      1.54      (.68)      1.47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.98)      1.19      1.67      (.58)      1.51
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.21)       --      (.12)        --
                      In excess of investment income--net                   --       (.01)       --        --         --
                      Realized gain on investments--net                  (1.04)      (.32)       --      (.54)        --
                      In excess of realized gain on
                      investments--net                                    (.94)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.98)      (.54)       --      (.66)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.63   $  12.59  $  11.94  $  10.27   $  11.51
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (6.18%)    10.50%    16.26%    (5.11%)    15.10%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.42%      1.36%     1.31%     1.34%      1.31%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .77%       .86%     1.13%      .85%       .55%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 67,689   $119,024  $175,151  $188,583   $208,007
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 107.50%     60.56%    71.86%    63.95%     50.63%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0046   $  .0004  $  .0005        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.



Merrill Lynch International Equity Fund, May 31, 1998



NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended May 31, 1998, MLAM paid MLAM U.K. a fee of $612,740 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account        Distribution
                           Maintenance Fee         Fee

Class B                          0.25%            0.75%
Class C                          0.25%            0.75%
Class D                          0.25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD            MLPF&S

Class A                                 $  117          $ 1,352
Class D                                 $1,851          $27,531


For the year ended May 31, 1998, MLPF&S received contingent deferred sales charges of $1,078,850 and $3,787 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $56,208 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1998 were $607,065,211 and $822,306,490, respectively.

Net realized gains (losses) for the year ended May 31, 1998 and net unrealized gains (losses) as of May 31, 1998 were as follows:


                                    Realized        Unrealized
                                 Gains (Losses)   Gains (Losses)

Investments:
   Long-term                     $  22,344,458    $  16,192,472
   Short-term                             (168)          16,496
   Financial futures contracts       2,415,983          193,391
   Options written                  (5,892,740)           9,115
   Options purchased                (1,843,492)        (311,084)
                                 -------------    -------------
Total investments                   17,024,041       16,100,390
Currency transactions:
   Options purchased                 4,870,537          605,500
   Forward foreign exchange
   contracts                         1,876,462        1,584,465
   Foreign currency transactions    (4,653,353)         (78,887)
                                 -------------    -------------
Total currency transactions          2,093,646        2,111,078
                                 -------------    -------------
Total                            $  19,117,687    $  18,211,468
                                 =============    =============


Transactions in call options written for the year ended May 31, 1998 were as follows:


                                  Nominal Value
                                    Covered by      Premiums
                                 Written Options    Received
Outstanding call options
written at beginning of year                --               --
Options written                  $     879,009    $     304,062
Options expired                        (16,298)        (248,268)
                                 -------------    -------------
Outstanding call options
written at end of year           $     862,711    $      55,794
                                 =============    =============


Transactions in put options written for the year ended May 31, 1998 were as follows:


                                  Nominal Value
                                    Covered By      Premiums
                                 Written Options    Received
Outstanding put options
written at beginning of year     $   3,469,627    $     520,444
Options written                    102,736,697        1,027,367
Options closed                    (106,206,324)      (1,547,811)
                                 -------------    -------------
Outstanding put options written
at end of year                   $          --    $          --
                                 =============    =============


As of May 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,193,672, of which $46,706,966 related to appreciated securities and $35,513,294 related to depreciated securities. At May 31, 1998, the aggregate cost of investments, net of written options, for Federal income tax purposes was $416,464,272.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $195,416,794 and $540,177,741 for the years ended May 31, 1998 and May 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                          2,078,080    $  21,677,428
Shares issued to shareholders in
reinvestment of distributions          633,646        5,506,383
                                 -------------    -------------
Total issued                         2,711,726       27,183,811
Shares redeemed                     (2,710,923)     (28,909,949)
                                 -------------    -------------
Net increase (decrease)                    803    $  (1,726,138)
                                 =============    =============


Merrill Lynch International Equity Fund, May 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                          Dollar
Ended May 31, 1997                    Shares         Amount

Shares sold                          5,010,009    $  58,060,092
Shares issued to shareholders in
reinvestment of dividends and
distributions                          282,319        3,161,968
                                 -------------    -------------
Total issued                         5,292,328       61,222,060
Shares redeemed                    (11,515,661)    (133,217,324)
                                 -------------    -------------
Net decrease                        (6,223,333)   $ (71,995,264)
                                 =============    =============



Class B Shares for the Year                          Dollar
Ended May 31, 1998                    Shares         Amount

Shares sold                          5,510,516    $  60,695,234
Shares issued to shareholders in
reinvestment of distributions        6,679,391       58,578,259
                                 -------------    -------------
Total issued                        12,189,907      119,273,493
Shares redeemed                    (26,306,021)    (275,682,157)
Automatic conversion of shares        (474,667)      (5,290,768)
                                 -------------    -------------
Net decrease                       (14,590,781)   $(161,699,432)
                                 =============    =============



Class B Shares for the Year                          Dollar
Ended May 31, 1997                    Shares         Amount

Shares sold                          8,217,094    $  94,876,821
Shares issued to shareholders
in reinvestment of dividends
and distributions                    2,266,047       25,175,777
                                 -------------    -------------
Total issued                        10,483,141      120,052,598
Shares redeemed                    (43,718,602)    (502,263,658)
Automatic conversion of shares        (196,392)      (2,257,596)
                                 -------------    -------------
Net decrease                       (33,431,853)   $(384,468,656)
                                 =============    =============



Class C Shares for the Year                          Dollar
Ended May 31, 1998                    Shares         Amount

Shares sold                          1,734,570    $  19,355,604
Shares issued to shareholders in
reinvestment of distributions          320,806        2,774,977
                                 -------------    -------------
Total issued                         2,055,376       22,130,581
Shares redeemed                     (2,524,843)     (27,261,896)
                                 -------------    -------------
Net decrease                          (469,467)   $  (5,131,315)
                                 =============    =============



Class C Shares for the Year                          Dollar
Ended May 31, 1997                    Shares         Amount

Shares sold                          2,069,688    $  23,614,446
Shares issued to shareholders in
reinvestment of dividends and
distributions                          131,890        1,446,828
                                 -------------    -------------
Total issued                         2,201,578       25,061,274
Shares redeemed                     (4,213,047)     (47,925,938)
                                 -------------    -------------
Net decrease                        (2,011,469)   $ (22,864,664)
                                 =============    =============



Class D Shares for the Year                          Dollar
Ended May 31, 1998                    Shares         Amount

Shares sold                          3,449,207    $  39,786,340
Automatic conversion of shares         470,693        5,290,768
Shares issued to shareholders in
reinvestment of distributions        1,613,654       14,103,337
                                 -------------    -------------
Total issued                         5,533,554       59,180,445
Shares redeemed                     (7,952,491)     (86,040,354)
                                 -------------    -------------
Net decrease                        (2,418,937)   $ (26,859,909)
                                 =============    =============



Class D Shares for the Year                          Dollar
Ended May 31, 1997                    Shares         Amount

Shares sold                          2,948,566    $  34,763,784
Automatic conversion of shares         193,325        2,257,596
Shares issued to shareholders
in reinvestment of dividends
and distributions                      526,815        5,910,863
                                 -------------    -------------
Total issued                         3,668,706       42,932,243
Shares redeemed                     (8,890,251)    (103,781,400)
                                 -------------    -------------
Net decrease                        (5,221,545)   $ (60,849,157)
                                 =============    =============


5. Commitments:
At May 31, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate value of $88,000 and $8,634,000, respectively.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Equity Fund as of May 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 30, 1993 (commencement of operations) to May 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998, by correspondence with the custodians and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch International Equity Fund as of May 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 16, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)



The following information summarizes all per share distributions paid by Merrill Lynch International Equity Fund during the fiscal year ended May 31, 1998:

                             Non-Qualifying                     Total     Foreign Taxes
Record          Payable         Domestic        Foreign        Ordinary      Paid or       Long-Term
 Date             Date      Ordinary Income  Source Income      Income       Withheld    Capital Gains
Class A Shares
12/15/97        12/23/97        $.375515        $.248841       $.624356      $.039789      $1.420848*
Class B Shares
12/15/97        12/23/97        $.203072        $.134569       $.337641      $.039789      $1.420848*
Class C Shares
12/15/97        12/23/97        $.196050        $.129916       $.325966      $.039789      $1.420848*
Class D Shares
12/15/97        12/23/97        $.336808        $.223191       $.559999      $.039789      $1.420848*


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.
The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

[FN]
*Of this long-term capital gain distribution, 42.03% is subject to the 28% tax rate and 57.97% is subject to the 20% tax rate.




Merrill Lynch International Equity Fund, May 31, 1998


EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended May 31, 1998



Additions

 Associated British Foods PLC
*Bank of West Australia
 Bass PLC
*Booker (Ordinary)
*British Airport Authority (Ordinary)
 Canal Plus
 Cattle's PLC
 Compagnie Generale d'Industrie et
   Participations (CGIP)
 Compagnie Generale des Etablissements
   Michelin (C.G.D.E)(Class B)
 EMAP PLC
 EMI Group PLC
 Eurotunnel S.A.
 FKI PLC
 France Telecom S.A.
 Fujitsu Limited
 GIO Australia Holdings, Limited
*Gold Fields Limited
 Guardian Royal Exchange PLC
 Ibiden Co., Ltd.
*Icici Ltd.
 Jarvis PLC
 Jungheinrich AG (Preferred)
 Lafarge S.A.
 Laporte PLC
 Leighton Holdings Limited
*Lloyds TSB Group PLC
 M.I.M. Holdings Limited
 MSCI Austria OPALS (Class B)
 MSCI Dutch OPALS (Class B)
 MSCI Greece OPALS (Class B)
 MSCI Sweden OPALS (Class B)
 MSCI Swiss OPALS (Class B)
 Man (ED&F) Group PLC
*News Corp. Ltd. (The)(Ordinary)
 North Limited
 Novartis AG (Registered Shares)
 Orange PLC
 Orica Limited
 Pacific Dunlop Ltd.
*Pasminco Limited
 Pinault-Printemps Redoute S.A.
 Pioneer International Limited
 Promodes S.A.
 Prudential Corp. PLC
 Quantas Airways Limited
 Rothmans Holding Ltd.
 Royal Bank of Scotland Group PLC
 Royal & Sun Alliance Insurance Group PLC
 Sagem S.A.
 Santos Limited
 Schroders Property Fund
 ScottishPower PLC
*Tabcorp Holdings
 Tate & Lyle PLC
 Thames Water PLC
 Volvo AB (Class B)
 Woolworth Limited



Deletions

 Aberfoyle Ltd.
 Accor S.A.
 Alcan Aluminium Ltd.
 Alcan Aluminium Ltd. (US Registered Shares)
 Alliance Trust PLC
 Amcor Limited
 Anglo American Corp. of South Africia, Ltd.
 Ashton Mining Ltd.
 Australia and New Zealand Banking
   Group Ltd.
 Australian Foundation Investment
   Company Ltd .
 Australian Gas Light Co., Ltd.
 Australian National Industries Ltd.
 Australian Oil & Gas Corporation Ltd.
 BAA PLC
 BG PLC
 Banco de Galicia y Buenos Aires S.A. (ADR)
*Bank of West Australia
 Barrick Gold Corp.
 Berjaya Sports Toto BHD
 Bombay Suburban Electric Supply
   Co. Ltd. (GDR)
 Bongrain S.A.
*Booker (Ordinary)
 Booker PLC
 Boral Ltd.
 Brierley Investments Ltd.
*British Airport Authority (Ordinary)
 British Sky Broadcasting Group PLC
 Broken Hill Proprietary Co.
 Burns, Philp & Company Ltd.
 CSR Ltd.
 Capital Property Trust
 Carlton Communications PLC
 Carrefour S.A.
 Castorama Dubois Investisse
 Cathay Pacific Airways
 Cheung Kong (Holdings) Ltd.
 China Light and Power Co. Ltd.
 Christian Dior S.A.
 Citic Pacific Ltd.
 Club Mediterranee S.A.
 Coca-Cola Amatil, Ltd.
 Coles Myer Ltd.
 Colonial Limited
 Compagnie Generale des Eaux S.A.
 Compass Group PLC
 Credit Commercial de France
 DB Group Ltd.
 DDI Corp.
 Daifuku Co., Ltd.
 Dao Heng Bank Group Ltd.
 Email Ltd.
 Empresas ICA Sociedad Controladora,
   S.A. de C.V.
 Energy Group PLC
 Etablissements Economiques du Casino
   Guichard-Perachon S.A. (Preferred)
 Evander Gold Mines Ltd.
 F.H. Faulding & Co. Ltd.
 Fernz Corporation Ltd.
 Fletcher Challenge Forests
 Foodland Associated Ltd.
 Foster's Brewing Group Ltd.
 Fotolabo S.A.
 Franked Income Fund (Units)
 Fraser & Neave Ltd. (Ordinary)
*Gold Fields Limited
 Goodman Fielder Ltd.
 Hallenstein Glasson Holdings Ltd.
 Hang Seng Bank Ltd.
 Henderson Investment Ltd.
 Hindalco Industries Ltd.
 Hong Kong Electric Holdings Ltd.
 Hong Kong Telecommunications Ltd.
 Housing Development Finance Corp., Ltd.
 IRSA Inversiones y Representaciones S.A.
   (GDR)
*Icici Ltd.
 Imperial Oil Limited
 Imperial Tobacco Group PLC
 Inchcape BHD
 Inchcape Marketing Services Ltd.
 Independent Newspapers Ltd.
 Industrial Credit & Investment
   Corporation of India Ltd.
 Infrastructure & Utilities Ltd.
 Italcementi S.p.A.
 James Hardie Industries Ltd.
 Keppel Corporation Ltd.
 LVMH (Moet-Hennessy Louis Vuitton)
 Labinal S.A.
 Ladbroke Group PLC
 Lend Lease Corp.
*Lloyds TSB Group PLC
 London International Group PLC
 MEPC PLC
 MSCI Canada OPALS (Class B)
 MSCI Spain OPALS (Class B)
 Mahindra & Mahindra Ltd.
 Malaysian Oxygen BHD
 Mayne Nickless Ltd.
 Metal Manufactures Ltd.
 Mitsubishi Estate Co., Ltd.
 Mitsubishi Motors Corp.
 National Foods Ltd.
 National Grid Group PLC
 National Mutual Holdings Ltd.
 NatSteel Ltd.
 Nedcor Ltd. (GDR)
 Nestle (Malaysia) BHD
 Newbridge Networks Corporation
*News Corp. Ltd. (The)(Ordinary)
 News Corp., Ltd. (The) (Preferred)
 Nissan Motor Co., Ltd.
 Normandy Mining Ltd.
 Orbital Engine Corporation Ltd.
 PMP Communications Ltd.
 P.T. Telekomunikasi Indonesia
 P.T. Telekomunikasi Indonesia (ADR)
*Pasminco Limited
 Pearson PLC
 Perez Companc S.A.
 Petroleo Brasileiro S.A.--Petrobras
   (Preferred)
 Plutonic Resources Ltd.
 Publishing & Broadcasting Limited
 QCT Resources Ltd.
 RGC Ltd.
 Ranger Oil Ltd.
 Restaurant Brands New Zealand Ltd.
 Rhone-Poulenc (Class A)
 Saatchi & Saatchi PLC
 Sappi Ltd.
 Schneider S.A.
 Scottish Invest Trust PLC
 Scottish Mortgage & Trust PLC
 The Seagram Co. Ltd.
 Singapore Airlines Ltd. `Foreign'
 Singapore Press Holdings Ltd. `Foreign'
 Slough Estates PLC
 Smith (Howard) Ltd.
 Sommer-Allibert S.A.
 Southcorp. Ltd.
 St. George Bank Ltd.
 Swire Pacific Ltd. (Class B)
*Tabcorp Holdings
 Tarmac PLC
 Tata Engineering & Locomotive Co. Ltd.
 Tata Iron and Steel Co. Ltd.
 Teijin Ltd.
 Telecom Corporation of New Zealand Ltd.
 Telecomunicacoes de Sao Paulo S.A.
   (Preferred)
 Telefonica de Argentina S.A. (Class B)(ADR)
 Telekom Malaysia BHD
 Templeton Russia Fund, Inc.
 Thomson CSF
 Thorn PLC
 Tourism Holdings Ltd.
 Viag AG
 W.H. Smith Group PLC
 WMC Ltd.
 Wesfarmers Ltd.
 Wharf (Holdings) Ltd.
 Woodside Petroleum Ltd.
 YTL Corporation BHD (Class A)
 Yacimientos Petroliferos Fiscales S.A.
   (YPF)(ADR)
 Zeneca Group PLC

[FN]
*Added and deleted in the same quarter.